UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported) June 12, 2008
ENERGY CONVERSION DEVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8403	38-1749884

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2956 Waterview Drive, Rochester Hills, MI	48309

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(248) 293-0440

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
The consent of Grant Thornton, LLP, Energy Conversion Device’s independent registered public accounting firm, filed as an exhibit to Energy Conversion Devices’ Annual Report on Form 10-K for the year ended June 30, 2007, omitted reference to registration statements on Form S-3ASR (File No. 333-131886) and Form S-3 (File No. 333-129234). In connection with such omission, the Company is hereby filing an amended consent that includes reference to such registration statements, thereby permitting the use of Grant Thornton’s name, professional opinion, and inclusion as an expert in such previously omitted registration statements. An amended consent of Grant Thornton is attached hereto as Exhibit 23.1.
Item 9.01 — Exhibits
23.1 Consent of Grant Thornton, LLP

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY CONVERSION DEVICES, INC.
By:	/s/ Ghazaleh Koefod
Corporate Secretary

Date: June 12, 2008

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